EXHIBIT 99.1
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                         [LOGO - TRIARC COMPANIES, INC.]



                             TRIARC COMPANIES, INC.

                                 280 PARK AVENUE
                            NEW YORK, NEW YORK 10017


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                              INFORMATION STATEMENT

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         This Information Statement is furnished by Triarc Companies, Inc., a
Delaware corporation (the "Corporation"), to holders of shares of the Corporation's Class A Common Stock, par value $0.10 per share (the "Class A Common Stock"), for the purpose of notifying such holders of the declaration of a special stock dividend on the Class A Common Stock.

         As more fully described below, on August 11, 2003, the Board of Directors declared a special stock dividend (the "Stock Dividend") on the Class A Common Stock consisting of two shares of a newly designated Class B Common Stock, Series 1, par value $0.10 per share (the "Class B Common Stock"), for each share of the Class A Common Stock outstanding at the close of business on August 21, 2003 (the "Record Date"). The Stock Dividend is payable on September 4, 2003 to holders of record of shares of Class A Common Stock at the close of business on the Record Date.

         This Information Statement is being furnished to stockholders of record as of the Record Date for informational purposes only and no vote, consent or other action of stockholders is required in connection with the declaration and payment of the Stock Dividend.


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          The date of this Information Statement is September 2, 2003.

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           DESCRIPTION OF THE STOCK DIVIDEND AND CLASS B COMMON STOCK

THE STOCK DIVIDEND

         Pursuant to authority vested in the Board of Directors of the Corporation (the "Board of Directors") under the Delaware General Corporation Law and the Corporation's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), on August 11, 2003 the Board of Directors created out of its authorized but unissued shares of Class B Common Stock, par value $.10 per share, the Class B Common Stock and declared the Stock Dividend on the existing Class A Common Stock consisting of two shares of Class B Common Stock for each share of Class A Common Stock outstanding as of the close of business on the Record Date. The Stock Dividend is payable on September 4, 2003 (the "Distribution Date") to holders of record of the Class A Common Stock at the close of business on the Record Date. The Class B Common Stock has been approved and authorized for listing on the New York Stock Exchange, Inc. (the "NYSE") and it is currently anticipated that regular way trading of the Class B Common Stock on the NYSE will commence on September 5, 2003. See "-- Description of the Class B Common Stock -- Transferability." As more fully discussed below, the purpose of the declaration and payment of the Stock Dividend and the issuance of the Class B Common Stock is to provide the Corporation with flexibility to issue Class A Common Stock or Class B Common Stock or a combination thereof or other securities convertible into such Class A Common Stock or Class B Common Stock as consideration in connection with acquisitions and to utilize such securities to raise equity capital.

DESCRIPTION OF THE CLASS B COMMON STOCK

         The rights of the Class B Common Stock and the Class A Common Stock will be identical except as otherwise set forth in the Certificate of Incorporation. Under the Certificate of Incorporation, the Board of Directors has the authority to create, in the future, one or more additional series of Class B Common Stock, par value $.10 per share, which may have different rights, powers and preferences with respect to voting, dividends, liquidation and other matters. Set forth below is a summary of the material terms of the Class B Common Stock. The complete terms of the Class B Common Stock are set forth in full in, and the following summary is qualified in its entirety by reference to, the Certificate of Incorporation, as amended by the Certificate of Designation relating to the Class B Common Stock.

         VOTING RIGHTS. The holders of Class B Common Stock are entitled to vote together with holders of the Class A Common Stock for the election of directors and for all other general corporate purposes, each share of Class B Common Stock being entitled to one tenth (1/10) of one (1) vote on each matter submitted to the stockholders of the Corporation for their vote; PROVIDED, HOWEVER, that, except as otherwise required by law, the holders of Class B Common Stock are not entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of the Class A Common Stock or any other outstanding series or class of stock, where the holders of such affected class or series are entitled, either separately or together as a class or series with the holders of one or more other class or series, to vote thereon by law or pursuant to the Certificate of Incorporation (including any certificate of designation relating to any other series or class of stock). Under the Certificate of Incorporation, the number of authorized shares of all series of Class B Common Stock, par value $.10 per share, may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Class A Common Stock, without a separate class vote of the holders of any series of Class B Common Stock, par value $.10 per share.

         DIVIDENDS. If and when, at any time, dividends on the Class A Common Stock are declared from time to time by the Board, whether payable in cash, in property or in shares of stock of the Corporation (other than dividends payable in shares of Class A Common Stock), the holders of Class B Common Stock will be entitled to share equally with the holders of the Class A Common Stock, on a per share basis, in such dividends, subject to the limitations described below; PROVIDED, HOWEVER, that with


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respect to all regular quarterly cash dividend declared as such by the Board and paid by the Corporation on the Class A Common Stock on or prior to September 4, 2006, the holders of the Class B Common Stock will be entitled to receive a dividend in a per share amount equal to at least 110% (subject to upward or downward rounding at the discretion of the Board) of the dividends paid per share on the Class A Common Stock. If a dividend is paid at any time on the Class A Common Stock in shares of Class A Common Stock, a mandatory dividend will be paid at the same rate on the Class B Common Stock and such mandatory dividend will be payable to holders of Class B Common Stock in shares of Class B Common Stock. If the Corporation shall in any manner subdivide or combine the outstanding shares of Class A Common Stock, the outstanding shares of Class B Common Stock will be proportionally subdivided or combined in the same manner and on the same basis.

         On August 11, 2003, the Board of Directors authorized the payment of initial regular quarterly cash dividends of $0.065 per share on the Class A Common Stock and $0.075 per share on the Class B Common Stock, payable on September 25, 2003 to stockholders of record at the close of business on September 15, 2003. As a result, each stockholder holding one share of Class A Common Stock and two shares of Class B Common Stock on September 15, 2003 will receive a combined cash dividend of $0.215 on such shares on September 25, 2003.

         While the Corporation currently expects that the Board of Directors will continue to declare quarterly cash dividends on the Class A Common Stock and the Class B Common Stock, there can be no assurance that such dividends will be declared or paid in any subsequent quarters, or of the amount or timing of such dividends, if any. The actual declaration and payment of quarterly cash dividends and the timing and amount thereof are in the sole discretion of the Board of Directors and may be discontinued at any time.

         MERGER OR CONSOLIDATION. The approval of holders of a majority of the outstanding shares of Class B Common Stock, voting separately as a class, will be required for any merger or consolidation of the Corporation with another entity (whether or not the Corporation is the surviving entity) unless the holders of shares of Class B Common Stock shall be entitled to receive in such transaction in respect of each share of Class B Common Stock the same consideration as the holders of shares of Class A Common Stock shall be entitled to receive in respect of each share of Class A Common Stock; PROVIDED THAT, if all or part of the consideration so received consists of common stock of the surviving entity, the common stock so received may differ as to voting rights, liquidation preference and dividend rights to the same extent that the Class A Common Stock and Class B Common Stock so differ.

         LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (sometimes referred to as liquidation), after payment or provision for payment of the debts and other liabilities of the Corporation and the preferential amounts to which the holders of any stock ranking senior to Class B Common Stock in the distribution of assets shall be entitled upon liquidation, the holders of Class B Common Stock will be entitled (i) to receive $0.01 per share (as adjusted for stock splits, combinations, reclassifications and the like), prior to any payment being made to the holders of Class A Common Stock and any other stock that ranks junior to the Class B Common Stock in the event of liquidation, and (ii) after the payment described in clause (i) and after the holders of Class A Common Stock shall have received an amount per share equal $0.01 (as adjusted for stock splits, combinations, reclassifications and the like), to share pro rata, together with the holders of the Class A Common Stock and the holders of any other stock ranking on parity therewith in the distribution of assets upon liquidation, in the remaining assets of the Corporation according to their respective interests.

         TRANSFERABILITY. Except for restrictions under the federal and state securities laws on directors, officers and other affiliates of the Corporation and on persons holding "restricted" stock, the Class B Common Stock will be freely transferable, and the Corporation's stockholders will not be restricted in their ability to sell or transfer shares of the Class B Common Stock.


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         The Class B Common Stock has been approved and authorized for listing on the NYSE. In accordance with NYSE regulations, a regular market for the Class B Common Stock will not exist until September 5, 2003, the first business day after the Distribution Date. On September 5, 2003, the Class A Common Stock and the Class B Common Stock will commence regular way trading on the NYSE separately under the symbols "TRY" and "TRY.B", respectively.

         In accordance with NYSE regulations, shares of Class B Common Stock were admitted to "when issued" trading on August 19, 2003, two business days before the Record Date. In the when issued trading market, shares of Class B Common Stock can be traded, subject to market conditions, prior to the time certificates for such shares are actually issued and such trading will reflect the anticipated trading value of the Class B Common Stock as if such shares had already been issued. In the when issued trading market, investors may buy and sell shares of Class B Common Stock before September 5, 2003, but none of these trades will settle until at least September 9, 2003, three business days after regular way trading in the shares of Class B Common Stock commences on September 5, 2003. All when issued trading in the Class B Common Stock is reported on the NYSE under the symbol "TRY.B wi".

         PREEMPTIVE, SUBSCRIPTION AND REDEMPTION RIGHTS. Neither the Class A Common Stock nor the Class B Common Stock will carry any preemptive, subscription or redemption rights enabling a holder to subscribe for or receive shares of any class or series of stock of the Corporation or any other securities convertible into shares of any class or series of stock of the Corporation.

         CONVERSION RIGHTS. The Class B Common Stock is not convertible into Class A Common Stock or any other shares of capital stock of the Corporation. The Class A Common Stock is not convertible into Class B Common Stock or any other shares of capital stock of the Corporation.

         STOCKHOLDER INFORMATION. The Corporation will deliver to the holders of the Class B Common Stock the same proxy statements, annual reports and other information and reports as it currently delivers to the holders of the Class A Common Stock.

         TRANSFER AGENT AND REGISTRAR. The transfer agent and registrar for the Class B Common Stock is American Stock Transfer and Trust Company, the current transfer agent and registrar for the existing Class A Common Stock.

                         REASONS FOR THE STOCK DIVIDEND

         The Board of Directors believes that the Stock Dividend and the authorization, creation and issuance of the Class B Common Stock is in the best interests of the Corporation. The Board of Directors also believes that the creation of a capital structure with two classes of common stock with different voting rights should offer a number of potential benefits to the Corporation and its stockholders.

         The issuance of the Class B Common Stock and the payment of the Stock Dividend will provide the Corporation with flexibility to issue Class A Common Stock or Class B Common Stock or a combination thereof or other securities convertible into Class A Common Stock or Class B Common Stock as consideration for acquisitions and to utilize such securities to raise equity capital. The Corporation has no current agreements to issue additional equity securities or convertible securities in any future acquisition or financing transaction.

                      CERTAIN EFFECTS OF THE STOCK DIVIDEND

         EFFECT ON RELATIVE OWNERSHIP INTEREST AND VOTING POWER. Because the Stock Dividend is being paid to all stockholders in proportion to the number of shares of Class A Common Stock owned on the


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Record Date by each stockholder, the relative ownership interest and voting power of each holder of a share of Class A Common Stock will be the same immediately after the payment of the Stock Dividend as it was immediately prior thereto. Stockholders who sell shares of Class A Common Stock after the Distribution Date will lose a greater amount of voting control in proportion to equity than they would have by the sale of an equal number of shares of Class A Common Stock prior to the payment of the Stock Dividend. Conversely, stockholders who sell shares of Class B Common Stock after the Distribution Date will retain a greater amount of voting control in proportion to equity than they would have by the sale of a corresponding number of shares of Class A Common Stock prior to the payment of the Stock Dividend.

         MARKET PRICE. On August 11, 2003, the date on which the Board of Directors declared the Stock Dividend, the closing sales price of the Class A Common Stock as reported on the NYSE was $29.21. On August 29, 2003, the closing sales price of the Class A Common Stock as reported on the NYSE was $31.25 (before giving effect to the Stock Dividend). The market price of the Class A Common Stock and Class B Common Stock after the Distribution Date will depend, as before the payment of the Stock Dividend, on many factors, including the factors discussed under the heading "Risk Factors" in the Corporation's Annual Report on Form 10-K for the Fiscal Year 2002 and appearing elsewhere in the Corporation's periodic reports filed with the Securities and Exchange Commission. Accordingly, the Corporation cannot predict the prices at which the Class A Common Stock and the Class B Common Stock will trade following the Distribution Date, in the same manner as the Corporation could not predict the price at which the Class A Common Stock would trade absent the Stock Dividend. No assurance can be given that the Class A Common Stock and Class B Common Stock will trade at the same price or within a narrow range of prices and it is possible that either the Class A Common Stock or the Class B Common Stock could trade at a premium or discount to the other.

         DILUTIVE EFFECT; EFFECT ON BOOK VALUE AND EARNINGS SHARE. The Stock Dividend, because it will be paid ratably to each holder of Class A Common Stock, will not dilute the voting and economic interests of the holders of the Class A Common Stock in the Corporation. As noted above, the primary purpose of creating the Class B Common Stock is to provide the Corporation with an alternative source of consideration for acquisitions and equity financing. However, if the Class A Common Stock were to trade at a premium to the Class B Common Stock, subsequent issuances of Class B Common Stock instead of Class A Common Stock in connection with an acquisition or other transaction could have a greater dilutive effect on the economic interest of existing stockholders than anticipated, because such a transaction would require more shares to deliver the same aggregate value.

         Although the interest of each stockholder in the total equity of the Corporation will remain unchanged as a result of the Stock Dividend, the issuance of the Class B Common Stock pursuant to the Stock Dividend will cause the book value and earnings per share of the Corporation to be adjusted to reflect the increased number of shares outstanding.

         TRADING MARKET. Upon payment of the Stock Dividend, based on the number of shares of Class A Common Stock outstanding as of the close of business on the Record Date, there will be issued and outstanding approximately 19.6 million shares of Class A Common Stock and 39.2 million shares of Class B Common Stock. Any issuance of additional Class B Common Stock by the Corporation or sales of Class B Common Stock by stockholders may serve to further increase market activity in the Class B Common Stock relative to the Class A Common Stock.

         EFFECT ON BENEFIT PLANS. In connection with the Stock Dividend, each outstanding option granted under the Corporation's 1993 Equity Participation Plan, 1997 Equity Participation Plan, 1998 Equity Participation Plan and 2002 Equity Participation Plan (collectively, the "Plans"), to purchase Class A Common Stock has been adjusted so that each option to purchase Class A Common Stock shall become an option to purchase both one share of Class A Common Stock and two shares of Class B Common Stock. Each option so adjusted may not be exercised for either Class A Common Stock or Class B


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Common Stock alone, but may only be exercised for a "package" of one share of
Class A Common Stock and two shares of Class B Common Stock. The option exercise price of each outstanding option is unchanged by the adjustment related to the Stock Dividend. In addition, options granted after the Distribution Date under the Corporation's 2002 Equity Participation Plan may be for the purchase of shares of Class A Common Stock and/or Class B Common Stock.

         In connection with the Stock Dividend, all outstanding stock appreciation rights ("SARs") granted in connection with an option under the Plans have also been adjusted so that upon the exercise of a SAR, the holder will be entitled to receive an amount equal to the excess of (i) the fair market value of one share of Class A Common Stock and two shares of Class B Common Stock on the date of exercise over (ii) the exercise price of the related option. As of the Record Date, the only outstanding SARs were those previously granted automatically in connection with option grants to non-employee directors under the Corporation's 1993 Equity Participation Plan.

         EFFECT ON CONVERTIBLE NOTES. In connection with the Stock Dividend, holders of the Corporation's 5% Convertible Notes due 2023 (the "Notes") will be entitled to receive upon conversion of the Notes, in addition to shares of Class A Common Stock, such number of shares of Class B Common Stock that the holder would have been entitled to receive had the holder converted its Notes immediately prior to the Record Date. The Corporation has reserved an aggregate of 8,750,000 shares of Class B Common Stock for delivery to the holders of the Notes upon conversion thereof.

         CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES. The following discussion describes certain United States federal income tax considerations applicable to holders of shares of Class A Common Stock with respect to the payment of the Stock Dividend. The following discussion is based on the Internal Revenue Code of 1986, as amended, administrative pronouncements, judicial decisions and existing and proposed Treasury Regulations, and interpretations of the foregoing, all as of the date hereof, and all of which are subject to change, possibly with retroactive effect. It does not deal with all tax consequences that may be relevant in light of the particular circumstances of each holder (some of which, such as dealers in securities, insurance companies, tax-exempt organizations and foreign persons, may be subject to special rules). Stockholders are urged to consult their own tax advisors with respect to the application of the United States federal income tax laws to their particular situations as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

         No taxable income, gain or loss will be recognized by a holder of shares of Class A Common Stock with respect to the payment of the Stock Dividend. The adjusted basis for tax purposes of each such share of Class A Common Stock held immediately before the payment of the Stock Dividend will be allocated between the shares of Class A Common Stock and Class B Common Stock in proportion to their relative fair market values. The holding period for each share of Class B Common Stock received pursuant to the Stock Dividend will be the same as the holding period of the Class A Common Stock on which the Stock Dividend is paid.

         SECURITIES ACT OF 1933. The issuance of the Class B Common Stock as a stock dividend will not involve a "sale" of a security under the Securities Act of 1933, as amended (the "Securities Act"). Consequently, the Corporation is not required to register and will not register under the Securities Act the issuance of the Class B Common Stock. Since there will be no sale by the Corporation of the Class B Common Stock, stockholders will not be deemed to have purchased such shares separately from the Class A Common Stock under the Securities Act and Rule 144 thereunder. Shares of Class B Common Stock received pursuant to the Stock Dividend, other than any such shares received by affiliates of the Corporation within the meaning of the Securities Act, may be offered for sale and sold in the same manner as the Class A Common Stock without registration under the Securities Act. Affiliates of the Corporation will be subject to the restrictions specified in Rule 144 under the Securities Act with respect to the Class B Common Stock received in the Stock Dividend.


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         EFFECT ON THE AUTHORIZED AND ISSUED CAPITAL STOCK. All of the Class B
Common Stock, par value $.10 per share, authorized under the Certificate of Incorporation and available for issuance was designated as Class B Common Stock. Of the 100,000,000 authorized shares of Class B Common Stock, (i) approximately
39.3 million shares are being issued pursuant to the Stock Dividend; (ii) 8.75 million shares are reserved for issuance to the holders of Notes upon conversion thereof; and (iii) approximately 25.7 million shares are reserved for issuance under the Plans. The remaining approximately 26.3 million shares of Class B Common Stock authorized under the Certificate of Incorporation will remain available for future issuance from time to time without further stockholder approval. Under the Certificate of Incorporation, the number of authorized shares of all series of Class B Common Stock, par value $.10 per share, may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Class A Common Stock, without a separate class vote of the holders of any series of Class B Common Stock, par value $.10 per share.

         CONCENTRATION OF VOTING POWER. Nelson Peltz and Peter W. May are currently together the beneficial owners of approximately 44.5% of the outstanding shares of Class A Common Stock and, upon payment of the Stock Dividend, Messrs. Peltz and May will together hold approximately 44.5% of the outstanding shares of Class A Common Stock and Class B Common Stock. Like other stockholders, Messrs. Peltz and May will be able substantially to maintain their voting position even if they decide to sell or otherwise dispose of a significant amount of their equity interest in the Corporation. This would be accomplished by selling or disposing of Class B Common Stock while retaining Class A Common Stock. If any stockholders, including Messrs. Peltz and May, were to dispose of shares of Class B Common Stock and acquire additional shares of Class A Common Stock, they would increase their percentage of the Corporation's voting power. The retention of, or increase in, voting power by Messrs. Peltz and May enables them to exercise significant influence over the election of members of the Board of Directors and enables them to influence significantly the outcome of corporate actions requiring stockholder approval.


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